UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 18, 2009

SCIENTIFIC GAMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other Jurisdiction	(IRS Employer
of Incorporation)	Identification Number)

750 Lexington Avenue, New York, New York 10022

(Address of Principal Executive Offices)

(Zip Code)

(212) 754-2233

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.              Restated Financial Statements to reflect a Change in Accounting Principle.

Unless otherwise specified or the context otherwise indicates, all references to the words “Scientific Games,” “we,” “us,” “our,” and “Company” refer to Scientific Games Corporation and all entities included in our consolidated financial statements.  This Form 8-K amends the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

On January 1, 2009, we retrospectively adopted Financial Accounting Standards Board (“FASB”) Staff Position (“FSP”) No. Accounting Principles Board (“APB”) 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Settlement) (“FSP APB 14-1”).  FSP APB 14-1 clarifies that convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) are not addressed by paragraph 12 of APB Opinion No. 14, Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants. Additionally, FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is required to be applied retrospectively to all periods presented.  Accordingly, the Company has amended and restated its consolidated financial statements as of and for the years ended December 31, 2008, 2007 and 2006. This will permit the Company to incorporate these financial statements in future Securities and Exchange Commission (“SEC”) filings.  This Form 8-K is being filed to give effect to such amendments and restatements by amending and restating the following sections of the Company’s Annual Report on Form 10-K, which amendments and restatements are included as Exhibits 99.1 to this Form 8-K: (i) Selected Financial Data (Part II, Item 6); (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part II, Item 7); and (iii) Financial Statements and Supplementary Data (including the Notes to Consolidated Financial Statements) (Part II, Item 8). No other information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 is being amended by this Form 8-K.

The Company has not updated the information in this Form 8-K to speak as of a date after the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and this Form 8-K does not amend or update the information in such Annual Report in any way other than to give effect to the amendments and restatements described above, to the extent specified.  The information in this Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 10-K, including any amendments to those filings.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

12	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data of Scientific Games Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

	By:	/s/ Stephen L. Gibbs
	Name:	Stephen L. Gibbs
	Title:	Vice President, Chief Accounting Officer and
Corporate Controller (principal accounting officer)

Date: May 18, 2009

Exhibit Index

Exhibit No.	Description

12	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data of Scientific Games Corporation